Exhibit 10.4

GLAUKOS CORPORATION

THIRD AMENDED AND RESTATED VOTING AGREEMENT

THIS THIRD AMENDED AND RESTATED VOTING AGREEMENT (the “Agreement”) is made as of this 22nd day of January, 2013 by and among Glaukos Corporation, a Delaware corporation (the “Company”), Fjordinvest, LLC, FG Group LLC, Orasis, LLC and Hosheng Tu (collectively, the “Stockholders”), and the holders of shares of Preferred Stock (as defined below) listed on Exhibit A (collectively, the “Investors” and individually, the “Investor”).

RECITALS

WHEREAS, the Company and certain of its stockholders who own shares of the Company’s Common Stock, $.001 par value per share (the “Common Stock”), Series A Preferred Stock, $.001 par value per share (“Series A Preferred Stock”), Series B Preferred Stock, $.001 par value per share (“Series B Preferred Stock”), Series C Preferred Stock, $.001 par value per share (“Series C Preferred Stock”), Series D Preferred Stock, $.001 par value (“Series D Preferred Stock”) and/or Series E Preferred Stock, $.001 par value per share (“Series E Preferred Stock”) are parties to that certain Second Amended and Restated Voting Agreement, dated as of January 25, 2011 (the “Existing Agreement”).

WHEREAS, in connection with the purchase and sale of shares of the Company’s Series F Preferred Stock (the “Series F Preferred Stock;” the Series F Preferred Stock is collectively referred to herein with the Series A Preferred Stock, the Series B Preferred Stock, the Series C Preferred Stock, the Series D Preferred Stock and the Series E Preferred Stock as the “Preferred Stock”) pursuant to the terms of a Series F Preferred Stock Purchase Agreement of even date herewith by and among the Company and the other parties thereto (as may be amended from time to time, the “Purchase Agreement”), the Company and the parties to the Existing Agreement desire to amend and restate the Existing Agreement in its entirety to reflect the sale of the Series F Preferred Stock and to add as parties thereto purchasers of shares of Series F Preferred Stock who are not presently parties to the Existing Agreement.

AGREEMENT

The parties hereby agree as follows:

1.              Voting of Shares. During the term of this Agreement, the voting parties each agree to vote all shares of the Company’s voting securities now or hereafter owned by them, whether beneficially or otherwise, or as to which they have voting power (the “Shares”) in accordance with the provisions of this Agreement.

2.              Board Representation.

(a)                                 At each annual meeting of the stockholders of the Company, or at any meeting of the stockholders of the Company at which members of the Board of Directors of the Company (the “Board”) are to be elected, or whenever members of the Board are to be elected by written consent, the Stockholders and the Investors agree to vote or act with respect to their Shares so as to elect:

(i)                                     For so long as Domain Partners IV, L.P. and DP IV Associates, L.P. (together, “Domain”), together with any affiliated entities, collectively own not less than Three Hundred Thousand (300,000) shares of Preferred Stock (as adjusted for stock splits, dividends and the like) one (1) individual designated by Domain, who shall initially be Robert J. More, as a Series A and B Director (as defined in the Company’s Restated Certificate of Incorporation (the “Restated Certificate”)).

(ii)                                  For so long as Versant Venture Capital I, L.P., Versant Affiliates Fund I-A, L.P., Versant Affiliates Fund I-B, L.P. and Versant Side Fund I, L.P. (collectively, “Versant”), together with any affiliated entities, owns not less than Three Hundred Thousand (300,000) shares of Preferred Stock (as adjusted for stock splits, dividends, and the like) one (1) individual designated by Versant, who shall initially be William J. Link, Ph.D., as a Series A and B Director.

(iii)                               For so long as Montreux Equity Partners IV, LP and Montreux IV Associates, LLC (collectively, “MEP”), together with any affiliated entities, owns not less than Three Hundred Thousand (300,000) shares of Preferred Stock (as adjusted for stock splits, dividends, and the like) one (1) individual designated by MEP, who shall initially be Daniel K. Turner III, as a Series C Director (as defined in the Restated Certificate).

(iv)                              For so long as InterWest Partners IX, LP (“InterWest”), together with any affiliated entities, owns not less than Three Hundred Thousand (300,000) shares of Preferred Stock (as adjusted for stock splits, dividends, and the like) one (1) individual designated by InterWest, who shall initially be Gilbert H. Kliman, M.D., as a Series C Director.

(v)                                 The then-current Chief Executive Officer of the Company, who shall initially be Thomas W. Burns, as a Common Director (as defined in the Restated Certificate).

(vi)                              An individual designated by the holders of a majority of the Common Stock, who shall initially be Olav B. Bergheim, as a Common Director.

(vii)                           For so long as OrbiMed Advisors, LLC (“OrbiMed”), together with any affiliated entities, owns not less than Three Hundred Thousand (300,000) shares of Preferred Stock (as adjusted for stock splits, dividends, and the like) one (1) individual designated by OrbiMed, who shall initially be Jonathan Silverstein, as the Series D Director (as defined in the Restated Certificate).

(viii)                        For so long as Meritech Capital Partners III (“Meritech”), together with any affiliated entities, owns not less than Three Hundred Thousand (300,000) shares of Preferred Stock (as adjusted for stock splits, dividends, and the like) one (1) individual designated by Meritech, who shall initially be Paul Madera, as the Series F Director (as defined in the Restated Certificate).

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3.              Change in Number of Directors. The Stockholders and the Investors agree not to vote or act with respect to their Shares to provide for the election of more or less than eight (8) authorized directors.

4.              Voting.

(a)                                 Appointment of Directors.  In the event of the resignation, death, removal or disqualification of a director selected under Section 2, a new director shall promptly be nominated following the procedure originally used to elect the director being replaced and, after written notice of the nomination has been given by the Company to the Stockholders and Investors following the director’s nomination (and such nominee has been designated as provided in Section 2 above), each Stockholder and Investor shall vote its shares of capital stock of the Company to elect such nominee to the Board.

(b)                                 Removal.  A director elected under Section 2 may be removed at any time and from time to time, with or without cause (subject to the Bylaws of the Company as in effect from time to time and any requirements of law) in the following manner: in the case of a director elected under Section 2(a)(i), by Domain; in the case of a director elected under Section 2(a)(ii), by Versant; in the case of a director elected under Section 2(a)(iii), by MEP; in the case of a director elected under Section 2(a)(iv), by InterWest; in the case of a director elected under Section 2(a)(v) who is the then-current Chief Executive Officer, by a majority of the Company’s Common Stock, it being understood that the Company’s Board of Directors has sole discretion to replace the Company’s Chief Executive Officer pursuant to the Bylaws of the Company; in the case of a director elected by Section 2(a)(vi), by a majority of the Common Stock; in the case of a director elected under Section 2(a)(vii), by OrbiMed; and in the case of a director elected under Section 2(a)(viii), by Meritech.

(c)                                  Covenant to Vote.  Each Stockholder and Investor or its representative shall appear in person or by proxy at any annual or special meeting of stockholders for the purpose of obtaining a quorum and shall vote the shares of the Company’s capital stock owned by such Stockholder or Investor and entitled to vote upon any matter submitted to a vote of the stockholders of the Company in a manner so as to be consistent and not in conflict with, and to implement, the terms of this Agreement.  Each Stockholder and Investor shall execute any and all written consents circulated with regard to any matter reasonably necessary to implement the terms of this Agreement.

(d)                                 Failure to Vote.  In the event that any Stockholder or Investor shall fail to vote the Shares it is entitled to vote in the manner set forth above, such Stockholder or Investor shall be deemed immediately upon the existence of such breach to have granted to any other Stockholder or Investor a proxy to its Shares to ensure that such shares will be voted as set forth above.  Each of the Stockholders and Investors acknowledges that each proxy granted hereby, including any successive proxy if need be, is given to secure the performance of a duty, is coupled with an interest, and shall be irrevocable until the duty is performed.

(e)                                  No Voting or Conflicting Agreements.  No Stockholder or Investor shall grant any proxy or enter into or agree to be bound by any voting trust with respect to the Shares held by such Stockholder or Investor nor shall any Stockholder or Investor enter into any

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stockholder agreements or arrangements of any kind with any person with respect to their shares inconsistent with the provisions of this Agreement (whether or not such agreements and arrangements are with other stockholders of the Company that are not parties to this Agreement).  The foregoing prohibition includes, but is not limited to, agreements or arrangements with respect to the acquisition, disposition or voting of shares of Preferred Stock and Common Stock held by such Stockholders or Investors, unless the acquiror or transferee of such shares agrees to be bound by the terms of this Agreement with respect to the voting of such shares.  No Stockholder or Investor shall act, for any reason, as a member of a group or in concert with any other persons in connection with the acquisition, disposition or voting of shares of the Company’s capital stock in any manner which is inconsistent with the provisions of this Agreement.

(f)                                   Injunctive Relief.  It is acknowledged that it will be impossible to measure in money the damages that would be suffered if the parties fail to comply with any of the obligations herein imposed on them and that in the event of any such failure, an aggrieved person will be irreparably damaged and will not have an adequate remedy at law.  Any such person shall, therefore, be entitled to injunctive relief, including specific performance, to enforce such obligations, and if any action shall be brought in equity to enforce any of the provisions of this Agreement, none of the parties hereto shall raise the defense that there is an adequate remedy at law.

5.              Legends.  Each certificate representing any Stockholders’ or Investors’ shares shall be endorsed by the Company with a legend reading as follows:

“THE SHARES EVIDENCED HEREBY ARE SUBJECT TO A VOTING AGREEMENT BY AND AMONG THE COMPANY, THE STOCKHOLDERS AND THE INVESTORS (A COPY OF WHICH MAY BE OBTAINED FROM THE COMPANY), AND BY ACCEPTING ANY INTEREST IN SUCH SHARES THE PERSON ACCEPTING SUCH INTEREST SHALL BE DEEMED TO AGREE TO AND SHALL BECOME BOUND BY ALL THE PROVISIONS OF SAID VOTING AGREEMENT.”

The Company agrees that, during the term of this Agreement, it will not remove, and will not permit to be removed (upon registration of transfer, reissuance or otherwise), the legend from any such certificate and will place or cause to be placed the legend on any new certificate issued to represent Shares theretofore represented by a certificate carrying the legend.

6.              Covenants of the Company.  The Company agrees to use its best efforts to ensure that the rights given to the Stockholders and Investors hereunder are effective and that such parties enjoy the benefits thereof.  Such actions include, without limitation the use of the Company’s best efforts to cause the nomination and election of the designees as provided in Section 2 and the size of the Board of Directors as provided in Section 3, to enforce the terms of this Agreement and to inform the Stockholders and the Investors of any breach hereof (to the extent the company has knowledge thereof).  The Company will not, by any voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be performed hereunder by the Company, but will at all times in good faith assist in the carrying out of all provisions of this Agreement

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and in the taking of all such actions as may be necessary, appropriate or reasonably requested by the holders of a majority of the Shares (assuming exercise and conversion of all outstanding securities) in order to protect the rights of the parties hereunder against impairment and to assist the Stockholders and Investors in the exercise of their rights and the performance of their obligations hereunder.

7.              Termination.  This Agreement shall terminate upon the earlier of (a) the consummation of the initial public offering of the Company’s Common Stock or (b) the consummation of a Liquidation Event (as defined in Sections 2(a) and 2(d) of Article IV of the Company’s Restated Certificate), provided that the terms of this Agreement shall be reinstated if there is no closing of an initial public offering or Liquidation Event.

8.              Amendment; Waivers.  Any term hereof may be amended or waived with the written consent of the Company, holders of sixty-seven percent (67%) of the Preferred Stock held by the Investors, and the holders of at least a majority of the Common Stock held by the Stockholders as of the date of this Agreement (the “Stockholders’ Shares”); provided, however, that notwithstanding the foregoing, Section 2(a)(i) shall not be amended or waived without the written consent of Domain; Section 2(a)(ii) shall not be amended or waived without the written consent of Versant; Section 2(a)(iii) shall not be amended or waived without the written consent of MEP; Section 2(a)(iv) shall not be amended or waived without the written consent of InterWest; Section 2(a)(vii) shall not be amended or waived without the written consent of OrbiMed; Section 2(a)(viii) shall not be amended or waived without the written consent of Meritech; any amendment or waiver of Section 2 (other than Sections 2(a)(v) and (vi) shall not require the approval of the Stockholders’ Shares; and any amendment or waiver of Section 2(a)(vi) shall not require the approval of the Preferred Stock held by the Investors.  Any amendment or waiver effected in accordance with this Section 8 shall be binding upon the Company, the holders of Preferred Stock and any holder of Stockholders’ Shares, and each of their respective successors and assigns.

9.              Notices.  Any notice required or permitted by this Agreement shall be in writing and shall be deemed sufficient on the date of delivery, when delivered personally or by overnight courier or sent by telegram or fax, or forty-eight (48) hours after being deposited in the U.S. mail, as certified or registered mail, with postage prepaid, and addressed to the party to be notified at such party’s address as set on the signature pages hereto or,  in the case of any party other than the Company and such address is not set forth below, to the address for such party as the same appears in the Company’s records, or as subsequently modified by written notice.

10.       Severability.  If one or more provisions of this Agreement are held to be unenforceable under applicable law, the parties agree to renegotiate such provision in good faith.  In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (a) such provision shall be excluded from this Agreement, (b) the balance of the Agreement shall be interpreted as if such provision were so excluded; and (c) the balance of the Agreement shall be enforceable in accordance with its terms.

11.       Governing Law.  This Agreement and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the State of Delaware, without giving effect to principles of conflicts of law.

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12.       Counterparts.  This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument.

13.       Successors and Assigns; Entire Agreement.  This Agreement constitutes the entire contract between the Company, the Stockholders and the Investors relative to the subject matter hereof.  The Existing Agreement is hereby amended, restated and superseded in its entirety by this Agreement.  Subject to the exceptions specifically set forth in this Agreement, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective executors, administrators, heirs, successors and assigns of the parties.  Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK

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IN WITNESS WHEREOF, the parties hereto have executed this Third Amended and Restated Voting Agreement as of the date first written above.

COMPANY:

GLAUKOS CORPORATION

By:	/s/ Thomas W. Burns
Thomas W. Burns,
President and Chief Executive Officer

Address:	26051 Merit Circle, Suite 103
Laguna Hills, CA 92653

SIGNATURE PAGE TO THIRD AMENDED AND RESTATED VOTING AGREEMENT OF

GLAUKOS CORPORATION

IN WITNESS WHEREOF, the parties hereto have executed this Third Amended and Restated Voting Agreement as of the date first written above.

FJORDINVEST, LLC

By:	/s/ Olav Bergheim	Address:	26051 Merit Circle, Suite 104
	Olav Bergheim, Manager		Laguna Hills, CA 92653

FG GROUP, LLC

By:		Address:	556 S. Berkley Avenue
San Marino, CA 91108

/s/ Morteza A. Gharib
Morteza A. Gharib,
Managing Member

ORASIS, LLC

By:		Address:

/s/ Richard A. Hill
Richard A. Hill,
Managing Member

/s/ Hosheng Tu
	Hosheng Tu	Address:

SIGNATURE PAGE TO THIRD AMENDED AND RESTATED VOTING AGREEMENT OF

GLAUKOS CORPORATION

IN WITNESS WHEREOF, the parties hereto have executed this Third Amended and Restated Voting Agreement as of the date first written above.

DOMAIN PARTNERS IV, L.P.		Address:	One Palmer Square
By:			Princeton, NJ 08542
One Palmer Square Associates IV, L.L.C.,
its General Partner

By:	/s/ Kathleen K. Schoemaker
Kathleen K. Schoemaker,
Managing Member

DP IV ASSOCIATES, L.P.		Address:	One Palmer Square
By:			Princeton, NJ 08542
One Palmer Square Associates IV, L.L.C.
its General Partner

By:	/s/ Kathleen K. Schoemaker
Kathleen K. Schoemaker,
Managing Member

DOMAIN PARTNERS VIII, L.P.		Address:	One Palmer Square
By:			Princeton, NJ 08542

One Palmer Square Associates IV, L.L.C.,
its General Partner

By:	/s/ Kathleen K. Schoemaker
Kathleen K. Schoemaker,
Managing Member

DP VIII ASSOCIATES, L.P.		Address:	One Palmer Square
By:			Princeton, NJ 08542

One Palmer Square Associates IV, L.L.C.
its General Partner

By:	/s/ Kathleen K. Schoemaker
Kathleen K. Schoemaker,
Managing Member

SIGNATURE PAGE TO THIRD AMENDED AND RESTATED VOTING AGREEMENT OF

GLAUKOS CORPORATION

IN WITNESS WHEREOF, the parties hereto have executed this Third Amended and Restated Voting Agreement as of the date first written above.

FRAZIER HEALTHCARE V, L.P.		Address:	601 Union Street
By: FHM V, LP, its General Partner			Two Union Square
By: FHM V, LLC, its General Partner			Suite 3200
Seattle, WA 98101
By:	/s/Thomas S. Hodge		Attn: Nathan R. Every, M.D.
	Thomas S. Hodge,		Fax: (206) 621-1848
Manager

SIGNATURE PAGE TO THIRD AMENDED AND RESTATED VOTING AGREEMENT OF

GLAUKOS CORPORATION

IN WITNESS WHEREOF, the parties hereto have executed this Third Amended and Restated Voting Agreement as of the date first written above.

GUND INVESTMENT LLC		Address:	14 Nassau Street, POB 449
Princeton, NJ 08542
By:	/s/ Warren Thaler		Attn: Warren Thaler
Name:	Warren Thaler		Fax: (609) 921-7697
Title:	Manager

SIGNATURE PAGE TO THIRD AMENDED AND RESTATED VOTING AGREEMENT OF

GLAUKOS CORPORATION

IN WITNESS WHEREOF, the parties hereto have executed this Third Amended and Restated Voting Agreement as of the date first written above.

INTERWEST PARTNERS IX, LP		Address:	2710 Sand Hill Road
By: InterWest Management Partners IX, LLC			2nd Floor
Menlo Park, CA 94025
By:	/s/ Gilbert H. Kliman		Attn: Gilbert Kliman, M.D.
	Gilbert H. Kliman,		Fax: 650.854.4706
Managing Director

SIGNATURE PAGE TO THIRD AMENDED AND RESTATED VOTING AGREEMENT OF

GLAUKOS CORPORATION

IN WITNESS WHEREOF, the parties hereto have executed this Third Amended and Restated Voting Agreement as of the date first written above.

MONTREUX EQUITY PARTNERS IV, LP		Address:
3000 Sand Hill Road
By: Montreux Equity Management IV, LLC, its General Partner			Building 1, Suite 260
Menlo Park, CA 94025-7073
By:	/s/ Daniel K. Turner III		Attn: Daniel K. Turner III
	Daniel K. Turner III, Managing Member		Fax: (650) 234-1250

MONTREUX IV ASSOCIATES, LLC		Address:
3000 Sand Hill Road
By: Montreux Equity Management IV, LLC, its General Partner			Building 1, Suite 260
Menlo Park, CA 94025-7073
By:	/s/ Daniel K. Turner III		Attn: Daniel K. Turner III
	Daniel K. Turner III, Managing Member		Fax: (650) 234-1250

THE BOARD OF TRUSTEES OF THE	Address:
LELAND STANFORD JUNIOR		Stanford Management Company
UNIVERSITY (SBST-LS)		2770 Sand Hill Road
Menlo Park, CA 94025
By:		Attention: Marcelino
Pantoja/Martina Poquet
Fax: (650) -

SIGNATURE PAGE TO THIRD AMENDED AND RESTATED VOTING AGREEMENT OF

GLAUKOS CORPORATION

IN WITNESS WHEREOF, the parties hereto have executed this Third Amended and Restated Voting Agreement as of the date first written above.

MERITECH CAPITAL PARTNERS III L.P.		Address:

By:	Meritech Capital Associates III L.L.C.		245 Lytton Avenue, Suite 350
	its General Partner		Palo Alto, California 94301
Attn: Joel Backman
By:	Meritech Management Associates III L.L.C		Fax: (650) 475-2222
a managing member

By:	/s/ Paul S. Madera
Paul S. Madera, a managing member

MERITECH CAPITAL AFFILIATES III L.P.		Address:

By:	Meritech Capital Associates III L.L.C.		245 Lytton Avenue, Suite 350
	its General Partner		Palo Alto, California 94301
Attn: Joel Backman
By:	Meritech Management Associates III L.L.C		Fax: (650) 475-2222
a managing member

By:	/s/ Paul S. Madera
Paul S. Madera, a managing member

SIGNATURE PAGE TO THIRD AMENDED AND RESTATED VOTING AGREEMENT OF

GLAUKOS CORPORATION

IN WITNESS WHEREOF, the parties hereto have executed this Third Amended and Restated Voting Agreement as of the date first written above.

ORBIMED ASSOCIATES III, LP		Address:
767 Third Avenue
30th Floor
New York, New York 10017
Attn: Jonathan Silverstein
By:	/s/ Jonathan Silverstein		Fax: (212) 739-6444

ORBIMED PRIVATE INVESTMENTS III, LP		Address:
767 Third Avenue
30th Floor
New York, New York 10017
Attn: Jonathan Silverstein
Fax: (212) 739-6444
By:	/s/ Jonathan Silverstein

SIGNATURE PAGE TO THIRD AMENDED AND RESTATED VOTING AGREEMENT OF

GLAUKOS CORPORATION

IN WITNESS WHEREOF, the parties hereto have executed this Third Amended and Restated Voting Agreement as of the date first written above.

VERSANT VENTURE CAPITAL I, L.P.			Address:	450 Newport Center Drive,
By:				Suite 600
	VERSANT VENTURES I, L.L.C.			Newport Beach, CA 92660
its General Partner

	By:	/s/ William J. Link
William J. Link, Ph.D.
Managing Director

VERSANT AFFILIATES FUND I-A, L.P.			Address:	450 Newport Center Drive,
By:				Suite 600
	VERSANT VENTURES I, L.L.C.			Newport Beach, CA 92660
its General Partner

	By:	/s/ William J. Link
William J. Link, Ph.D.
Managing Director

VERSANT AFFILIATES FUND I-B, L.P.			Address:	450 Newport Center Drive,
By:				Suite 600
	VERSANT VENTURES I, L.L.C.			Newport Beach, CA 92660
its General Partner

	By:	/s/ William J. Link
William J. Link, Ph.D.
Managing Director

VERSANT SIDE FUND I, L.P.			Address:	450 Newport Center Drive,
By:				Suite 600
	VERSANT VENTURES I, L.L.C.			Newport Beach, CA 92660
its General Partner

	By:	/s/ William J. Link
William J. Link, Ph.D.
Managing Director

SIGNATURE PAGE TO THIRD AMENDED AND RESTATED VOTING AGREEMENT OF

GLAUKOS CORPORATION

IN WITNESS WHEREOF, the parties hereto have executed this Third Amended and Restated Voting Agreement as of the date first written above.

Address:

/s/ Thomas W. Burns
Thomas W. Burns

SIGNATURE PAGE TO THIRD AMENDED AND RESTATED VOTING AGREEMENT OF

GLAUKOS CORPORATION

IN WITNESS WHEREOF, the parties hereto have executed this Third Amended and Restated Voting Agreement as of the date first written above.

Address:
c/o Maximed Klay Consulting
/s/ David Klay		Rue des Crets 9
David Klay		1037 Etagnieres VD Switzerland

SIGNATURE PAGE TO THIRD AMENDED AND RESTATED VOTING AGREEMENT OF

GLAUKOS CORPORATION

IN WITNESS WHEREOF, the parties hereto have executed this Third Amended and Restated Voting Agreement as of the date first written above.

Address:
/s/ David Haffner
David Haffner

SIGNATURE PAGE TO THIRD AMENDED AND RESTATED VOTING AGREEMENT OF

GLAUKOS CORPORATION

IN WITNESS WHEREOF, the parties hereto have executed this Third Amended and Restated Voting Agreement as of the date first written above.

Address:

/s/ Richard L. Harrison
Richard L. Harrison

SIGNATURE PAGE TO THIRD AMENDED AND RESTATED VOTING AGREEMENT OF

GLAUKOS CORPORATION

IN WITNESS WHEREOF, the parties hereto have executed this Third Amended and Restated Voting Agreement as of the date first written above.

Address:

/s/ Chris Calcaterra
Chris Calcaterra

SIGNATURE PAGE TO THIRD AMENDED AND RESTATED VOTING AGREEMENT OF

GLAUKOS CORPORATION

IN WITNESS WHEREOF, the parties hereto have executed this Third Amended and Restated Voting Agreement as of the date first written above.

Address:

/s/ Harold A. Heitzman
Harold A. Heitzman CGM IRA Rollover

SIGNATURE PAGE TO THIRD AMENDED AND RESTATED VOTING AGREEMENT OF

GLAUKOS CORPORATION

IN WITNESS WHEREOF, the parties hereto have executed this Third Amended and Restated Voting Agreement as of the date first written above.

Address:

/s/ William J. Burns
William J. Burns

SIGNATURE PAGE TO THIRD AMENDED AND RESTATED VOTING AGREEMENT OF

GLAUKOS CORPORATION

IN WITNESS WHEREOF, the parties hereto have executed this Third Amended and Restated Voting Agreement as of the date first written above.

Address:

/s/ Michael Burns
Michael Burns

SIGNATURE PAGE TO THIRD AMENDED AND RESTATED VOTING AGREEMENT OF

GLAUKOS CORPORATION

IN WITNESS WHEREOF, the parties hereto have executed this Third Amended and Restated Voting Agreement as of the date first written above.

Address:

/s/ Steven Henderson
Steven Henderson

SIGNATURE PAGE TO THIRD AMENDED AND RESTATED VOTING AGREEMENT OF

GLAUKOS CORPORATION

IN WITNESS WHEREOF, the parties hereto have executed this Third Amended and Restated Voting Agreement as of the date first written above.

Address:

/s/ Hugh Neuharth
Hugh Neuharth

SIGNATURE PAGE TO THIRD AMENDED AND RESTATED VOTING AGREEMENT OF

GLAUKOS CORPORATION

EXHIBIT A

SCHEDULE OF INVESTORS

Domain Partners IV, L.P.
DP IV Associates, L.P.
Domain Partners VIII, L.P.
DP VIII Associates, L.P.
Frazier Healthcare V, L.P.
Gund Investment LLC
InterWest Partners IX, LP
Montreux Equity Partners IV, LP
Montreux IV Associates, LLC
The Board of Trustees of the Leland Stanford Junior University (SBST-LS)
Versant Venture Capital I, L.P.
Versant Affiliates Fund I-A, L.P.
Versant Affiliates Fund I-B, L.P.
Versant Side Fund I, L.P.
Orbimed Private Investments III, LP
OrbiMed Associates III, LLC
Thomas W. Burns
Visticon SPRL
David Haffner
Richard L. Harrison
Chris Calcaterra
Joseph Klein III
Harold A. Heitzmann
George G. Montgomery
William J. Burns
Steven Henderson
Meritech Capital Partners III L.P.
Meritech Capital Affiliates III L.P.
David Klay
Barbara Niksch
The Shin-Sherman Trust
Michael Burns
Hugh Neuharth
Laurie Haffner